                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 21, 2003



                                  PROBEX CORP.
             (Exact name of registrant as specified in its charter)


          DELAWARE                        001-15567              33-0294243
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


          15510 WRIGHT BROTHERS DRIVE
                   ADDISON, TX                                      75001
     ----------------------------------------                   -------------
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (972) 788-4772
                                                     --------------


          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On March 27, 2003, Probex Corp. (the "Company") issued a press release announcing the following:

         The Company's wholly-owned subsidiary, Probex Fluids Recovery, Inc., ("PFR") has sold substantially all of the assets of its used oil collection business to Atlantic Oil Collection Services, Inc. for approximately $1,000,000, including a $50,000 contingent payment. The sale proceeds will reduce the approximate $12 million outstanding balance on the senior secured debt of PFR by approximately $1,000,000. The PFR senior notes are part of approximately $25.4 million in secured indebtedness on which the Company is currently in default.

         In late February, Creditors holding approximately 48% of the Company's secured debt agreed to extend the due date or waive defaults on their debt until March 31, 2003. The Company intends to work with its creditors to continue to extend or restructure its debt. If the Company is not successful in this effort, its creditors could seek, among other things, to enforce their rights against the collateral securing the debt. If this were to occur, or if the company is unable to secure the additional financing required to support its continued operations, the Company will consider any other options available to it, including filing for protection from creditors under the bankruptcy code.

         A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K.

         The sales price for the sale of substantially all of the assets of PFR's used oil collection business was a negotiated amount between buyer and seller and took into account the location and condition of the assets. The assets sold were primarily accounts receivable (net of accounts payable), inventory, vehicles, office equipment and used oil storage tanks.

         A copy of the Closing Agreement for Asset Purchase is filed as Exhibit
2.1 to this current report on Form 8-K.

ITEM 5. OTHER EVENTS.

         On April 1, 2003, Ronald J. Tiso submitted his resignation as a director. Mr. Tiso's letter of resignation did not state that he was resigning as a result of a disagreement with us on any matter relating to our operations, policies, or practices. The vacancy created by Mr. Tiso's resignation has not been filled and no decision has been made about when the vacancy will be filled.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro forma financial information:

                  (1) Set forth below is the pro forma financial information required pursuant to Article 11 of Regulation S-X, relating to the transaction described in Item 2 above:


                                  PROBEX CORP.
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                   (UNAUDITED)

                                                                                 HISTORICAL          (A) / (B)           ADJUSTED
                                                                                DECEMBER 31,      ADJUST FOR SALE      DECEMBER 31,
                                                                                    2002              OF ASSETS             2002
                                                                                -------------     ---------------     -------------
ASSETS
Cash and cash equivalents                                                       $     195,211                         $     195,211
Accounts receivable                                                                 1,472,438         (1,326,819)           145,619
Inventories                                                                           177,870           (116,388)            61,482
Prepaid and other current assets                                                      450,216           (230,837)           219,379
                                                                                -------------      -------------      -------------

TOTAL CURRENT ASSETS                                                                2,295,735         (1,674,044)           621,691

Property, plant and equipment - net                                                13,691,716         (1,827,206)        11,864,510
Goodwill - net                                                                             --                 --                 --
Patents - net                                                                         641,177                 --            641,177
Investments in affiliate - at equity                                                  727,226           (727,226)                --
Deferred debt offering costs - net                                                  1,014,086         (1,014,086)                --
Deferred offering costs                                                             1,667,724          1,667,724
Other assets                                                                          369,961            (15,859)           354,102
                                                                                -------------      -------------      -------------
TOTAL ASSETS                                                                    $  20,407,625      $  (5,258,421)     $  15,149,204
                                                                                =============      =============      =============

LIABILITIES
Accounts payable                                                                $   2,361,234      $  (1,078,262)     $   1,282,972
Accrued expenses                                                                    4,572,323           (563,361)         4,008,962
Deferred plant design costs                                                         9,548,826                 --          9,548,826
Current maturities of capital lease obligations                                        80,649            (38,887)            41,762
Short-term debt - net of note discount                                             26,014,644         (1,000,000)        25,014,644
Current maturities of long-term debt                                                  444,791                 --            444,791
Deferred revenue                                                                       10,496             10,496
                                                                                -------------      -------------      -------------
TOTAL CURRENT LIABILITIES                                                          43,032,963         (2,680,510)        40,352,453

Capital lease obligations, long-term                                                    1,528             (1,037)               491
Long-term debt                                                                        680,624                               680,624
                                                                                -------------      -------------      -------------
TOTAL LIABILITIES                                                                  43,715,115         (2,681,547)        41,033,568

COMMITMENTS AND CONTINGENCIES                                                              --                 --                 --

STOCKHOLDERS' DEFICIT
Preferred stock, $0.001 par value, 10,000,000 authorized: Series A 10%
cumulative convertible preferred stock, 550,000 shares authorized:
Issued - 532,500 at Dec. 31, 2002                                                         533                 --                533

Common stock, $0.001 par value, 200,000,000 shares authorized:
Issued - 40,139,197 at Dec. 31, 2002                                                   40,139                                40,139

Additional paid in capital                                                         41,834,736                            41,834,736
Deferred stock compensation expense                                                  (104,669)                             (104,669)

Accumulated deficit                                                               (64,813,822)        (2,576,874)       (67,390,696)

Less:  treasury stock at cost (common:265,381 shares at Dec. 31, 2002)               (264,407)                --           (264,407)
                                                                                -------------      -------------      -------------

TOTAL STOCKHOLDERS' DEFICIT                                                       (23,307,490)        (2,576,874)       (25,884,364)
                                                                                -------------      -------------      -------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                     $  20,407,625      $  (5,258,421)     $  15,149,204
                                                                                =============      =============      =============

(A) REPRESENTS ADJUSTMENT FOR SALE OF SUBSTANTIALLY ALL OF THE COMPANY'S USED OIL COLLECTION SUBSIDIARY ASSETS TO ATLANTIC OIL COLLECTION SERVICES, INC., EFFECTIVE AS OF MARCH 21, 2003. ADDITIONALLY, THE COMPANY RETAINED A SMALL AMOUNT OF ASSETS AND INTENDS TO DISPOSE OF THEM IN THE NEAR FUTURE. HOWEVER, THE COMPANY HAS NOT DETERMINED A DEFINITIVE VALUE, IF ANY, FOR THESE ASSETS AND HAS ADJUSTED THEM TO A ZERO VALUE IN THESE FINANCIAL STATEMENTS.

(B) THE COMPANY INTENDED TO SELL ALL OF ITS USED OIL COLLECTION ASSETS TO ONE PARTY. HOWEVER, AS A RESULT OF CASH FLOW CONSTRAINTS AND SEVERAL DEVELOPMENTS REPORTED IN PRESS RELEASES, OUR USED OIL COLLECTION BUSINESS WAS ADVERSELY IMPACTED. AS A RESULT OF THESE EVENTS, THE ULTIMATE VALUE RECOGNIZED FROM THE SALE OF THESE ASSETS WAS LOWER THAN ANTICIPATED.

                                  PROBEX CORP.
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                       FOR THE THREE MONTHS ENDED 12-31-02
                                   (UNAUDITED)

                                              HISTORICAL          (A) / (B)          ADJUSTED
                                              DECEMBER 31,     ADJUST FOR SALE      DECEMBER 31,
                                                 2002             OF ASSETS            2002
                                             -------------     ---------------     -------------
REVENUES                                     $   2,935,683      $  (2,935,683)     $          --
COST OF SALES                                    1,568,545         (1,568,545)                --
                                             -------------      -------------      -------------
GROSS PROFIT                                     1,367,138         (1,367,138)                --

EXPENSES:
Operating                                        1,402,089         (1,402,089)                --
Research and development                           292,558                 --            292,558
Selling, general and administrative              1,370,229                             1,370,229
Other corporate expenses                         1,507,105                 --          1,507,105
Depreciation and amortization                      255,137           (169,853)            85,284
Goodwill Impairment                              5,808,841         (5,808,841)                --
                                             -------------      -------------      -------------

TOTAL EXPENSES                                  10,635,959         (7,380,783)         3,255,176
                                             -------------      -------------      -------------

OPERATING LOSS                                  (9,268,821)         6,013,645         (3,255,176)

Interest - net                                  (1,597,087)             1,383         (1,595,704)
Other non operating - net                               --                                    --
Equity in net income of affiliate                       --                                    --
                                             -------------      -------------      -------------
NET LOSS BEFORE INCOME TAX                     (10,865,908)         6,015,028         (4,850,880)

Provision for federal income tax                        --
                                             -------------      -------------      -------------
NET LOSS                                     $ (10,865,908)     $   6,015,028      $  (4,850,880)
                                             =============      =============      =============
NET LOSS PER SHARE                           $       (0.28)     $        0.15      $       (0.13)
                                             =============      =============      =============

(A) REPRESENTS ADJUSTMENT FOR SALE OF SUBSTANTIALLY ALL OF THE COMPANY'S USED OIL COLLECTION SUBSIDIARY ASSETS TO ATLANTIC OIL COLLECTION SERVICES, INC., EFFECTIVE AS OF MARCH 21, 2003. ADDITIONALLY, THE COMPANY RETAINED A SMALL AMOUNT OF ASSETS AND INTENDS TO DISPOSE OF THEM IN THE NEAR FUTURE. HOWEVER, THE COMPANY HAS NOT DETERMINED A DEFINITIVE VALUE, IF ANY, FOR THESE ASSETS AND HAS ADJUSTED THEM TO A ZERO VALUE IN THESE FINANCIAL STATEMENTS.

(B) THE COMPANY INTENDED TO SELL ALL OF ITS USED OIL COLLECTION ASSETS TO ONE PARTY. HOWEVER, AS A RESULT OF CASH FLOW CONSTRAINTS AND SEVERAL DEVELOPMENTS REPORTED IN PRESS RELEASES, OUR USED OIL COLLECTION BUSINESS WAS ADVERSELY IMPACTED. AS A RESULT OF THESE EVENTS, THE ULTIMATE VALUE RECOGNIZED FROM THE SALE OF THESE ASSETS WAS LOWER THAN ANTICIPATED.

                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                           FOR THE YEAR ENDED 9-30-02
                                   (UNAUDITED)


                                               HISTORICAL         (A) / (B)          ADJUSTED
                                              SEPTEMBER 30,    ADJUST FOR SALE      DECEMBER 31,
                                                 2002              OF ASSETS            2002
                                             -------------     ---------------     -------------
REVENUES                                     $  12,686,471      $ (12,686,471)     $          --
COST OF SALES                                    7,976,452         (7,976,452)                --
                                             -------------      -------------      -------------

GROSS PROFIT                                     4,710,019         (4,710,019)                --

EXPENSES:
Operating                                        6,221,714         (6,221,714)                --
Research and development                         1,351,166                             1,351,166
Selling, general and administrative              3,712,637                             3,712,637
Other corporate expenses                         7,413,361                             7,413,361
Depreciation and amortization                      988,426           (665,224)           323,202
                                             -------------      -------------      -------------
TOTAL EXPENSES                                  19,687,304         (6,886,938)        12,800,366
                                             -------------      -------------      -------------

OPERATING LOSS                                 (14,977,285)         2,176,919        (12,800,366)

Interest - net                                  (6,665,350)            14,506         (6,650,844)
Other non operating - net                            1,230                                 1,230
Equity in net income of affiliate                    7,522                                 7,522
                                             -------------      -------------      -------------
NET LOSS BEFORE INCOME TAX                     (21,633,883)         2,191,425        (19,442,458)

Provision for federal income tax                        --
                                             -------------      -------------      -------------
NET LOSS                                     $ (21,633,883)     $   2,191,425      $ (19,442,458)
                                             =============      =============      =============

NET LOSS PER SHARE                           $       (0.64)     $        0.06      $       (0.58)
                                             =============      =============      =============

(A) REPRESENTS ADJUSTMENT FOR SALE OF SUBSTANTIALLY ALL OF THE COMPANY'S USED OIL COLLECTION SUBSIDIARY ASSETS TO ATLANTIC OIL COLLECTION SERVICES, INC., EFFECTIVE AS OF MARCH 21, 2003. ADDITIONALLY, THE COMPANY RETAINED A SMALL AMOUNT OF ASSETS AND INTENDS TO DISPOSE OF THEM IN THE NEAR FUTURE. HOWEVER, THE COMPANY HAS NOT DETERMINED A DEFINITIVE VALUE, IF ANY, FOR THESE ASSETS AND HAS ADJUSTED THEM TO A ZERO VALUE IN THESE FINANCIAL STATEMENTS.

(B) THE COMPANY INTENDED TO SELL ALL OF ITS USED OIL COLLECTION ASSETS TO ONE PARTY. HOWEVER, AS A RESULT OF CASH FLOW CONSTRAINTS AND SEVERAL DEVELOPMENTS REPORTED IN PRESS RELEASES, OUR USED OIL COLLECTION BUSINESS WAS ADVERSELY IMPACTED. AS A RESULT OF THESE EVENTS, THE ULTIMATE VALUE RECOGNIZED FROM THE SALE OF THESE ASSETS WAS LOWER THAN ANTICIPATED.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PROBEX CORP.



Dated: April 4, 2003           By: /s/ Bruce A. Hall
                                  ---------------------------------------------
                               Name:  Bruce A. Hall
                               Title: Senior Vice President and Chief Financial
                                      Officer

                                INDEX TO EXHIBITS

        EXHIBIT
        NUMBER                            DESCRIPTION OF EXHIBIT
        -------                           ----------------------
         2.1             Closing Agreement for Asset Purchase By and Between Atlantic Oil Collection
                         Services, Inc., a Florida corporation and Probex Fluids Recovery, Inc., a
                         Delaware corporation, dated as of March 21, 2003. (Schedules and attachments listed in the index to the Closing Agreement have been intentionally omitted and will be provided to the Commission upon request.)


        99.1             Press Release dated March 27, 2003